Fees Summary	Nov. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 47,157,253.31
Previously Paid Amount	0.00
Total Fee Amount	6,512.41
Total Offset Amount	0.00
Net Fee	$ 6,512.41